UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 29, 2012

Radian Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231 - 1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see  General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On June 28, 2012, the City of Stockton, California (the “City”) filed a petition for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code.  Radian Asset Assurance Inc. (“Radian Asset”), the financial guaranty subsidiary of Radian Group Inc. (the “Company”),  insures an aggregate par amount of $92.5 million of revenue bonds issued by the Stockton Public Finance Authority (the “Revenue Bonds”).  Radian Asset has no exposure to any bonds or other indebtedness issued by the City and based on information contained in public filings made by the City, the Company does not expect the City’s bankruptcy filing to, in and of itself, have an effect on the payment of obligations such as the Revenue Bonds.  On June 29, 2012, the Company made available in the Investors section of its website information regarding the Radian Asset-insured Revenue Bonds.  The information can be accessed from the Company’s website at the following link: http://www.radian.biz/page?name=CompanyStatements.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates and projections. Words such as "will," "expects," "believes," “projects” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. As a result, these statements speak only as of the date they were made, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: catastrophic events or economic changes in geographic regions, including governments and municipalities, where we have financial guaranty insurance exposure; our ability to continue to effectively mitigate our financial guaranty losses; and the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our financial guaranty business.  For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent reports and registration statements filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date:	June 29, 2012	By:	/s/ C. Robert Quint
C. Robert Quint
Chief Financial Officer